Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Leju Holdings Limited (the “Company”) on Form 20-F for the year ended December 31, 2019, as amended by this Amendment No. 1 on Form 20-F/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li-Lan Cheng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2020

By:	/s/ Li-Lan Cheng
	Name:	Li-Lan Cheng
	Title:	Acting Chief Financial Officer